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                                  EXHIBIT 23.2

                        CONSENT OF PRICE WATERHOUSE LLP

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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1996 relating to the consolidated financial statements of BSG Corporation which appears on page F-2 of Exhibit 99.4 of the Current Report on Form 8-K of Medaphis Corporation dated March 13, 1996.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Austin, Texas
June 27, 1996